UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 1, 2007
PEOPLES EDUCATIONAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-50916	41-1368898
(Commission File Number)	(I.R.S. Employer Identification No.)

299 Market Street
Saddle Brook, NJ	07663
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 712-0090
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Amendment to Employment Agreement

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On June 1, 2007, Peoples Education, Inc. (f/k/a The Peoples Publishing Group, Inc.), a wholly-owned subsidiary of Peoples Educational Holdings, Inc. (the “Company”), and Michael L. DeMarco, Chief Financial Officer of Peoples Education, Inc. and the Company, entered into an amendment, effective as of June 1, 2007 of Mr. DeMarco’s Restated Employment Agreement, dated effective May 17, 2002. A copy of the Second Amendment to Employment Agreement is filed as Exhibit 10.1 to this Form 8-K.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

	Exhibit 10.1	Amendment to Employment Agreement between Peoples Education, Inc. (f/k/a The Peoples Publishing Group, Inc.) and Michael L. DeMarco, dated June 1, 2007
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES EDUCATIONAL HOLDINGS, INC.
(Registrant)

	By:	/s/ Brian T. Beckwith

		Name:	Brian T. Beckwith
		Title:	President and Chief Executive Officer

Date: June 4, 2007

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